                      STATEMENT OF ADDITIONAL INFORMATION

                    CONSULTING GROUP CAPITAL MARKETS FUNDS
                   MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS

                                 July 29, 2004

                  125 Broad Street, New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") supplements the information contained in the current prospectus of Multi-Strategy Market Neutral Investments ("the "Portfolio"), a separate series of the Consulting Group Capital Markets Funds (the "Trust"), dated July 29, 2004, and should be read in conjunction with the prospectus. The prospectus may be obtained free of charge by contacting your Financial Consultant or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

   The Portfolio's Annual Report dated March 31, 2004 either accompanies this SAI or has been previously sent to the investor to whom this SAI is being sent. A copy of the Annual Report is available without charge, by writing or calling the Trust at the address or telephone number listed above.

                                   CONTENTS

              Trustees and Executive Officers of the Trust....   2
              Investment Policies, Strategies and Risk Factors   5
              Investment Restrictions.........................  17
              Portfolio Transactions..........................  18
              Investment Management and Other Services........  20
              Purchase of Shares..............................  24
              Redemption of Shares............................  25
              Redemptions in Kind.............................  25
              Net Asset Value.................................  25
              Taxes...........................................  26
              Distributor.....................................  32
              Custodian, Transfer Agent and Sub-Transfer Agent  32
              Financial Statements............................  33
              Appendix A...................................... A-1
              Appendix B...................................... B-1

                 TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

   Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Portfolio and the companies that furnish services to the Portfolio, including agreements with the Portfolio's distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's manager, The Consulting Group, a division of Smith Barney Fund Management LLC ("SBFM").

   The names of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolio.

                                                                                             Number of
                                                                                             Investment
                                                                                             Portfolios
                                        Term of                                               in Fund
                                      Office* and                                             Complex
                          Position(s)   Length                                                Overseen
                           Held with    of Time   Principal Occupation(s)                        by       Other Directorships
 Name, Address and Age       Trust      Served    During Past Five Years                      Trustee       Held by Trustee
 ---------------------    ----------- ----------- ------------------------                   ---------- ------------------------
NON-INTERESTED TRUSTEES:
H. John Ellis............  Trustee       1999     Retired                                       28      None
858 E. Crystal Downs
Drive Frankfort, MI
49635 Age: 77

Armon E. Kamesar.........  Trustee       1994     Chairman, TEC                                 28      Inter Ocean Systems Inc.
7328 Country Club Drive                           International (organization
La Jolla, CA 92037                                of chief executives);
Age: 76                                           Trustee, U.S. Bankruptcy
                                                  Court

Stephen E. Kaufman.......  Trustee       1991     Attorney                                      55      None
Stephen E. Kaufman, PC
Co. 277 Park Avenue,
47th Floor New York, NY
10172 Age: 72

John J. Murphy...........  Trustee       2002     President, Murphy Capital                     28      Barclays International
123 Prospect Street                               Management (investment                                Funds Group Ltd. and
Ridgewood, NJ 07450                               management)                                           affiliated companies
Age: 60

INTERESTED TRUSTEE:

R. Jay Gerken............  Trustee,      2002     Managing Director of                          221     None
Citigroup Asset            Chairman,              Citigroup Global Markets
Management ("CAM")         President              Inc. ("CGM"); Chairman,
399 Park Avenue, 4th       and Chief              President and Director of
Floor                      Executive              SBFM, Travelers
New York, NY 10022         Officer                Investment Adviser, Inc.
Age: 53                                           ("TIA") and CitiFund
                                                  Management, Inc.;
                                                  Formerly, Portfolio
                                                  Manager of Smith Barney
                                                  Allocation Series Inc.
                                                  (from 1996-2001) and
                                                  Smith Barney Growth and
                                                  Income Fund (from 1996-
                                                  2001)

                                                                                      Number of
                                                                                      Investment
                                                                                      Companies
                                                 Term of                               in Fund
                                               Office* and                             Complex
                                 Position(s)     Length                                Overseen
                                  Held with      of Time    Principal Occupation(s)       by     Other Directorships
     Name, Address and Age          Trust        Served     During Past Five Years     Trustee     Held by Trustee
     ---------------------      -------------- ----------- -------------------------- ---------- -------------------
OFFICERS:

Andrew Shoup................... Senior Vice       2003     Director of CAM; Senior       N/A     N/A
Citigroup Asset Management Inc. President and              Vice President and Chief
("CAM")                         Chief                      Administrative Officer of
125 Broad Street, 11th Fl.      Administrative             mutual funds associated
New York, NY 10004              Officer                    with Citigroup; Head of
Age: 45                                                    International Funds
                                                           Administration of CAM
                                                           (from 2001 to 2003);
                                                           Director of Global Funds
                                                           Administration of CAM
                                                           (from 2000 to 2001);
                                                           Head of U.S. Citibank
                                                           Funds Administration of
                                                           CAM (from 1998 to 2000)

Frances M. Guggino............. Controller        2003     Vice President of CGM         N/A     N/A
CAM
125 Broad Street,
10th Floor
New York, NY 10004
Age: 45

Paul Hatch..................... Investment        2001     Chief Operating Officer of    N/A     N/A
The Consulting Group            Officer                    CGM's Consulting Group
388 Greenwich Street                                       and Director of National
New York, NY 10013                                         Sales for Consulting
Age: 48                                                    Group

LeRoy T. Pease................. Investment        1996     First Vice President of       N/A     N/A
The Consulting Group            Officer                    CGM Consulting Group
222 Delaware Avenue
Wilmington, DE 19801
Age: 45

Stephen M. Hagan............... Investment        1997     First Vice President of       N/A     N/A
The Consulting Group            Officer                    CGM Consulting Group
222 Delaware Avenue
Wilmington, DE 19801
Age: 36

Andrew Beagley................. Chief             2002     Director, CGM (since          N/A     N/A
CAM                             Anti-Money                 2000); Director of
399 Park Avenue                 Laundering                 Compliance, North
New York, NY 10022              Compliance                 America, Citigroup Asset
Age: 41                         Officer                    Management (since 2000);
                                                           Director of Compliance,
                                                           Europe, the Middle East
                                                           and Africa, Citigroup
                                                           Asset Management (from
                                                           1999 to 2000);
                                                           Compliance Officer,
                                                           Salomon Brothers Asset
                                                           Management Limited,
                                                           Smith Barney Global
                                                           Capital Management Inc.,
                                                           Salomon Brothers Asset
                                                           Management Asia Pacific
                                                           Limited (from 1997 to
                                                           1999)

Robert I. Frenkel.............. Secretary and     2003     Managing Director and         N/A     N/A
CAM                             Chief                      General Counsel, Global
300 First Stamford Place        Legal                      Mutual Funds for CAM
Stamford, CT 06902              Officer                    and its predecessor (since
Age: 49                                                    1994)

* Each Trustee and officer serves until his or her successor has been duly elected and qualified.

   For the calendar year ended December 31, 2003, the Trustees beneficially owned equity securities of any portfolio of the Trust within the dollar ranges presented in the table below:

                                            Aggregate Dollar Range of Equity
                                              Securities in all Registered
                         Dollar Range of    Investment Companies Overseen by
                       Equity Securities in Trustee in Family of Investment
     Name of Trustee      the Portfolio                Companies
     ---------------   -------------------- --------------------------------
    H. John Ellis.....   $10,001-$50,000             Over $100,000
    Armon E. Kamesar..        None                       None
    Stephen E. Kaufman        None                       None
    John J. Murphy....        None                       None
    R. Jay Gerken.....        None                   Over $100,000

   As of December 31, 2003, none of the Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees"), or his or her immediate family members, owned beneficially, or of record, any securities in the manager, investment advisers or distributor of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager, investment advisers or distributor of the Trust.

   The Trust has an Audit Committee, Nominating Committee and a Pricing Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees, namely Messrs. Ellis, Kamesar, Kaufman and Murphy.

   In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also approves and recommends to the Board for its approval, the selection of the Trust's independent registered public accounting firm, approves the audit fees to be charged reviews the methods, scope and result of the audits, and reviews the Trust's internal accounting procedures and controls. The Audit Committee also considers and approves, as required by applicable law the of non-audit services provided to the Trust, its adviser and affiliates by the independent registered public accounting firm. During the Trust's most recent fiscal year, the Audit Committee met two times.

   The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Portfolio's shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust's Secretary. The Nominating Committee did not meet during the Trust's most recent fiscal year.

   The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee and is charged with determining the fair value prices for securities held by the Portfolio when required. The Pricing Committee met six times during the Trust's most recent fiscal year.

   The following table shows the compensation paid by the Trust to each Trustee during the last fiscal year of the Trust and the total compensation paid to each Trustee by the CAM Mutual Funds Complex for the calendar year ended December 31, 2003. No officer, Trustee or employee of CGM or any of its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not an officer, director or employee of CGM, the manager, any investment adviser, SBFM or any of its affiliates a fee of $32,000 per annum plus $1,000 per meeting attended. In addition, each Trustee is paid $100 per telephonic meeting attended. All trustees are reimbursed for travel and out-of-pocket expenses incurred to attend meetings of the Board. For the calendar year ended December 31, 2003, such fees and expenses totaled $24,334. Effective January 1, 2004, Mr. Kamesar's compensation from the Trust was increased from $32,000 per annum to $35,000 per annum. Effective April 1, 2004, the Trust pays each Trustee who is not an officer, director or employee of CGM or any of its affiliates, a fee of $42,000 per annum (with the exception of Mr. Kamesar). Effective April 1, 2004, the

Trust pays Mr. Kamesar a fee of $45,000 per annum. The Trust does not pay retirement benefits to its trustees and officers. Officers and interested Trustees of the Trust are compensated by CGM.

                                   Total Pension or
                                      Retirement      Compensation   Number of Investment
                      Aggregate    Benefits Accrued    from Trust    Portfolios for Which
                     Compensation     As part of    and Fund Complex Trustee Serves Within
  Name of Person    From Portfolio  Trust Expenses  Paid to Trustees     Fund Complex
  --------------    -------------- ---------------- ---------------- ---------------------
H. John Ellis*.....   $1,816.00           $0          $ 63,800.00              28
Armon E. Kamesar*..   $1,838.00           $0          $ 63,900.00              28
Stephen E. Kaufman*   $1,649.00           $0          $119,350.00              55
John J. Murphy*....   $1,823.00           $0          $ 64,100.00              28
R. Jay Gerken**....   $       0           $0          $         0             221

--------
*  Designates member of Audit Committee.
** Designates an "interested" Trustee.

At the end of the year in which they attain age 80, Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights. During the Trust's last fiscal year, aggregate compensation paid to Trustees Emeritus was $25,850.

   As of July 15, 2004, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Portfolio.

   As of July 15, 2004 to the best of the knowledge of the Portfolio and the Board of Trustees, the following shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) owned of record or beneficially 5% or more of the outstanding shares of the Portfolio:

      None.

               INVESTMENT POLICIES, STRATEGIES AND RISK FACTORS

   The Portfolio is an open-end, diversified management investment company. The prospectus discusses the investment objective of the Portfolio and the principal policies employed to achieve that objective. This SAI sets out supplemental information concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and strategies that the Portfolio may utilize and certain risks associated with those investments, policies and strategies. The Portfolio may rely upon the independent advice of its investment advisers to evaluate potential investments.

   Short Sales. The Portfolio will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Portfolio. In pursuing the merger arbitrage, hedged event-driven and relative value strategies, the Portfolio may use short sales as a hedge against any stock considered to be received in the transaction. To complete such a short sale transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Portfolio's custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The Portfolio also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. The lender of the security may demand the return of the security at any time.

   Common Stocks. The Portfolio may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Convertible Securities. The Portfolio invests in convertible securities, including debt obligations and preferred stock of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock.

   The Portfolio may also purchase synthetic convertible securities structured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

   Preferred Shares. The Portfolio may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Portfolio's fixed income securities.

   Warrants. The Portfolio may purchase warrants. Warrants acquired by the Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risk as stocks, but may be more volatile in price. The Portfolio's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   Real Estate Investment Trusts ("REITs") and Associated Risk Factors. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. By investing in a REIT, the Portfolio will indirectly bear its pro rata share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

   Other Investment Companies. The Portfolio may invest in the securities of other investment companies to the extent that such investments are consistent with the Portfolio's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Portfolio will not invest in other investment companies for which the investment advisers or any of their affiliates act as an investment adviser or distributor.

   The Portfolio may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index ("exchange traded funds").

   The Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio's own operations.

   Risks of Non-U.S. Investments. To the extent that the Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Portfolio's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the Portfolio's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

   Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the investment adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

   Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Portfolio's investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Portfolio's operation.

   Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

   Economies in emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

   Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are quoted or denominated. Further, the Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

   Custodian Services and Related Investment Costs. Custodial and other services relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Portfolio against loss or theft of its assets.

   Withholding and Other Taxes. The Portfolio may be subject to taxes, including withholding taxes, imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the Portfolio's investments in such countries. These taxes will reduce the return achieved by the Portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

   ADRs, EDRs and GDRs. The Portfolio may purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

   Fixed Income Securities. The market value of fixed income obligations of the Portfolio will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolio. The market value of the obligations held by the Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

   Debt Securities Rating Criteria. Investment grade debt securities are those rated "BBB" or higher by the Standard & Poor's Rating Service ("Standard & Poor's"), the equivalent rating of other national statistical rating organizations or, if unrated, determined to be of equivalent credit quality by the investment adviser. Debt securities rated BBB are considered medium grade obligations with adequate protection parameters, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

   Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other national statistical rating organizations, or if unrated, determined to be of equivalent credit quality by the investment advisers. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered to have significant speculative characteristics and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Portfolio's net asset value to the extent that it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

   The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

   Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

   Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated and comparable unrated securities generally involve greater risks of loss of income and principal than higher rated securities. The investment advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

   Currency Exchange Rates. The Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

   Forward Currency Contracts. The Portfolio may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of euros at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time that the Portfolio enters into the contract. To assure that the Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.

   Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Portfolio, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.

   At or before the maturity of a forward currency contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   In hedging specific portfolio positions, the Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's investment advisers. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of the Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance that an active forward currency contract market will always exist. These factors will restrict the Portfolio's ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio's investment advisers to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

   Options on Securities and Securities Indices. The Portfolio may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

   Writing Covered Call and Put Options on Securities. A call option written by the Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A call option is "covered" when the Portfolio owns the securities subject to the option as long as the option is outstanding, or the Portfolio will use the other methods described below. The Portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

   A covered put option written by the Portfolio would obligate the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Put options are "covered" when the Portfolio has segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

   Call and put options written by the Portfolio will also be considered to be covered to the extent that the Portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

   Writing Covered Call and Put Options on Securities Indices. The Portfolio may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

   The Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Portfolio may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

   Writing Uncovered Call and Put Options on Securities and Securities
Indices. The Portfolio may write options that are not covered by portfolio securities. This is regarded as a speculative investment technique that could expose the Portfolio to substantial losses. The Portfolio will designate liquid securities in the amount of its potential obligation under uncovered options, and increase or decrease the amount of designated assets daily based on the amount of the then-current obligation under the option. This designation of liquid assets will not eliminate the risk of loss from writing the option but it will ensure that the Portfolio can satisfy its obligations under the option.

   Purchasing Call and Put Options. The Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option.

   The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

   Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   The Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

   The Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

   Transactions by the Portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of SBFM and/or the Portfolio's investment advisers. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

   The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a investment adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

   In addition to the risks of imperfect correlation between the Portfolio's holdings and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

   Futures Contracts and Related Options. The Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the manager that such contracts are necessary or appropriate in the management of the Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes, including protecting against anticipated changes in the value of securities the Portfolio intends to purchase.

   The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Portfolio is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Portfolio is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Portfolio, however, continue to have policies with respect to futures and options thereon as set forth in the SAI. The current view of the staff of the SEC is that a fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

   The Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to an investment adviser's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

   The Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and the Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Portfolio.

   U.S. Government Securities. The U.S. Government securities in which the Portfolio may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"),

Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

   U.S. Government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government securities do not provide for the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. For tax and accounting purposes, the Portfolio accrues income on these investments that is distributable to shareholders. Since no cash is received at the time of accrual, a liquidation of portfolio securities may be required to satisfy the Portfolio's distribution obligations. If a liquidation occurs, the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

   When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

   Repurchase Agreements. The Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio's investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral on an ongoing basis. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by the Portfolio, exceeds 15% of the Portfolio's total assets. In entering into a repurchase agreement, the Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

   Borrowing. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than otherwise would be the case.

   Lending Portfolio Securities. Consistent with applicable regulatory requirements, the Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. The Portfolio will not lend securities to CGM unless the Portfolio has applied for and received specific authority to do so from the SEC. The Portfolio's loan of securities will be collateralized by cash, letters of credit or U.S. Government securities. The Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, the Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." The Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

   Illiquid Securities. The Portfolio will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the investment advisers. The investment advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors the investment advisers' application of these guidelines and procedures. The inability of the Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio's ability to raise cash for redemptions or other purposes.

   Temporary Investments. For temporary defensive purposes during periods when an investment adviser of the Portfolio, in consultation with the manager, determines that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets in the following money market instruments: U.S. Government securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. The Portfolio's U.S. dollar-denominated temporary investments are managed by SBFM. The Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. The Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Board of Trustees.

                            INVESTMENT RESTRICTIONS

   The investment restrictions below have been adopted by the Trust as fundamental policies of the Portfolio. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio, which is defined in the 1940 Act as the lesser of
(i) 67% or more of the shares present in person or by proxy at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

   Under the investment restrictions adopted by the Portfolio:

      1. The Portfolio will not deviate from the definition of a "diversified company" as defined in the 1940 Act and rules thereunder.

      2. The Portfolio will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. The Portfolio will not issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      4. The Portfolio will not borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, short sales, forward roll transactions and similar investment strategies and techniques and (c) for short-term purposes to satisfy margin requirements or calls.

      5. The Portfolio will not make loans. This restriction does not apply to:
   (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and
   (c) loans of its portfolio securities.

      6. The Portfolio will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of Portfolio securities), except in connection with short-sales of securities. For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      7. The Portfolio will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

      8. The Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the 1933 Act in disposing of Portfolio securities.

                            PORTFOLIO TRANSACTIONS

   Decisions to buy and sell securities for the Portfolio are made by the investment adviser(s), subject to the overall review of the manager and the Board of Trustees. Although investment decisions for the Portfolio are made independently from those of the other accounts managed by an investment adviser, investments of the type that the Portfolio may make also may be made by those other accounts. When the Portfolio and one or more other accounts managed by an investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

   The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolio may purchase securities that are offered in underwritings in which a Citigroup Inc. ("Citigroup") affiliate participates. These procedures prohibit the Portfolio from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

   Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

   In selecting brokers or dealers to execute securities transactions on behalf of the Portfolio, each investment adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the investment adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Investment Advisory Agreement between the Trust and an investment adviser authorizes the investment adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) (the "1934 Act") provided to the Portfolio and/or other accounts over which the investment adviser or its affiliates exercise investment discretion. The fees under the investment management agreement and the investment advisory agreements, respectively, are not reduced by reason of the Portfolio's investment advisers receiving brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by the Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and in which commissions may be paid. For the fiscal year ended March 31, 2004, the Portfolio directed brokerage transactions to brokers because of research services provided. The amount of brokerage commissions paid on such transactions totaled approximately $308,953.

   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for the Portfolio may be executed through CGM and other affiliated broker-dealers if, in the judgment of the investment adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. The Portfolio will not purchase any security, including U.S. Government securities or obligations, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

   The Portfolio may use CGM and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the investment adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. CGM has agreed to charge the Portfolio commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

   The following table sets forth certain information regarding the Portfolio's payment of brokerage commissions for the fiscal years ended March 31, 2004, March 31, 2003 and March 31, 2002:

                                           % of Total    % of Total Dollar
                     Total                  Brokerage  Amount of Transactions
    Fiscal Year    Brokerage   Commissions Commissions Involving Commissions
  ended March 31, Commissions  paid to CGM paid to CGM      Paid to CGM
  --------------- -----------  ----------- ----------- ----------------------
       2004...... $1,521,384       $0           0%               0%
       2003...... $1,290,338**     $0           0%               0%
       2002...... $  553,567       $0           0%               0%

--------
** The increase in total brokerage commissions for the fiscal year ended March
   31, 2003 may be attributed to the significant growth of portfolio assets.

   The following table lists holdings by the Portfolio of the following securities issued by broker/dealers who executed brokerage transactions on behalf of the Portfolio:

                                                                  Value of
                                                              Securities Held
                                                             ------------------
                                                                   As of
                                                             Fiscal Year Ending
Broker/dealer                                                  March 31, 2004
-------------                                                ------------------
The Bear Stearns Cos, Inc...................................    $   464,704
J.P. Morgan Chase & Co......................................        374,404
Lehman Brothers Holdings Inc................................        298,332
Merrill Lynch & Co., Inc....................................        142,944
State Street Bank and Trust.................................     18,596,888
UBS Warburg Securities Inc..................................      2,500,000

Portfolio Turnover

   A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. As a result of its investment strategies, the Portfolio is authorized to engage in transactions involving options and under certain market conditions they may experience increased portfolio turnover. For instance, the exercise of a substantial number of options written by the Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of the Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year. For the fiscal years ended March 31, 2004 and March 31, 2003, the portfolio turnover rate was 253% and 229%, respectively.

   Certain practices that may be employed by the Portfolio could result in high portfolio turnover. For example, Portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the Portfolio's shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.

   In addition, the Portfolio's use of merger arbitrage probably will result in high portfolio turnover rates because of the relatively short period of time that elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months while tender offers are normally completed in less than two months. Such short-term trading involves increased brokerage commissions which expense is ultimately borne by the shareholders.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Investment Advisers; Administrator

   SBFM serves as investment manager to the Portfolio pursuant to an investment management agreement ("Management Agreement"). Each investment adviser serves as investment adviser to the Portfolio pursuant to separate written agreements with the Portfolio ("Advisory Agreements") and SBFM. SBFM also serves as administrator to the Portfolio pursuant to a written agreement ("Administration Agreement").

   The Portfolio bears its own expenses, which generally include all costs not specifically borne by the investment advisers and SBFM. Included among the Portfolio's expenses are: costs incurred in connection with the Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations.

   As administrator, SBFM generally oversees all aspects of the Trust's administration and operations including furnishing the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the Trust's shareholders and prepares tax returns, reports to and filings with the SEC and state Blue Sky authorities. The Portfolio pays SBFM a fee for these services that is computed daily and paid monthly at the annual rate of 0.20% of the value of the Portfolio's average daily net assets.

   Under the Management Agreement, the Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of Portfolio's average daily net assets. In addition, SBFM pays each investment adviser a fee, calculated daily and paid monthly, based on the rates applied to each investment adviser's allocated portion of the Portfolio's average daily net assets. The management fee paid to SBFM is a maximum of 1.80%. The applicable investment advisory fee paid by SBFM to each investment adviser and the names of the investment advisers are indicated below:

      Investment Adviser                           Investment Advisory Fee
      ------------------                           -----------------------
      Calamos Asset Management, Inc...............          1.00%
      SSI Investment Management Inc...............          1.00%
      Franklin Portfolio Associates LLC...........          1.00%
      Freeman Associates Investment Management LLC          0.90%

   For the fiscal years ended March 31, 2004, March 31, 2003 and March 31, 2002, the Portfolio incurred investment management and administration fees as follows:

                                         Management Administration
             Fiscal Year ended March 31,    Fee*         Fee
             --------------------------- ---------- --------------
                        2004............ $2,881,951    $430,737
                        2003............ $1,811,581    $285,745
                        2002............ $  868,579    $130,186

--------
* For the fiscal year ended March 31, 2001, SBFM waived $157,422 of its management fees.

   The manager has agreed to waive a portion of the fees otherwise payable to it by the Portfolio so that the manager would retain, as its annual management fee, no more than 0.30% of the Portfolio's average daily net assets.

   SBFM, through its predecessors, was incorporated on March 12, 1968 under the laws of Delaware and converted to a Delaware limited liability company in 1999. SBFM is a registered investment adviser that renders investment advice to investment company clients. As of March 31, 2004, SBFM had aggregate assets under management of approximately $115.4 billion. The Consulting Group, a division of SBFM, has extensive experience in providing investment adviser selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named The Consulting Group. The Consulting Group's analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on The Consulting Group's comprehensive database of money management firms, through which The Consulting Group tracks the historic and ongoing performance of over 800 of the more than 16,000 registered investment advisers, and conducts over 300 on-site evaluation visits annually to advisers. As of March 31, 2004, The Consulting Group provided services with respect to over $248 billion in client assets representing approximately 681,174 separate accounts under a variety of programs designed for individual and institutional investors.

   Calamos Asset Management, Inc. is a corporation organized under the laws of the State of Illinois and is located at 1111 East Warrenville Road, Naperville, Illinois 60563.

   SSI Investment Management Inc. is a corporation organized under the laws of the State of California and is located at 357 North Canon Drive, Beverly Hills, California 90210.

   Franklin Portfolio Associates LLC is a limited liability company and is located at Two International Place, 22nd Floor, Boston, Massachusetts 02110. It is an indirect wholly-owned subsidiary of Mellon Financial Corporation.

   Freeman Associates Investment Management LLC is a limited liability company and is located at 16236 San Dieguito Road, Rancho Santa Fe, California 92067.

   SBFM and the investment advisers each pay the salaries of all officers and employees who are employed by them and the Trust, and the manager maintains office facilities for the Trust. The manager and the investment advisers bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory Agreements, and the Administration Agreement.

   The Management Agreement and Advisory Agreements have initial terms of two years and continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the Independent Trustees of the Trust's Board with such Independent Trustees casting votes in person at a meeting called for such purpose. In approving the continuation of the Portfolio's Management and Advisory agreements, the Board, including the Independent Trustees, considered the reasonableness of the management and investment advisory fees in light of the extent and quality of the services provided and any additional benefits received by SBFM, its affiliates or the investment advisers in connection with providing services to the Portfolio, compared the fees charged by SBFM to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by SBFM with respect to the Portfolio. The Board also considered the Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Portfolio in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to portfolio performance and manager services, and benefits potentially accruing to SBFM and its affiliates from securities lending, administrative, brokerage and transfer agency relationships with affiliates of SBFM, as well as research services received by SBFM and from broker-dealers who execute transactions on behalf of the Portfolio. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement and Advisory Agreements was in the best interests of the Portfolio and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreements with SBFM and the investment advisers. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Portfolio may terminate the Management Agreement on sixty days' written notice and SBFM may terminate the Management Agreement on ninety days' written notice, without penalty. An Advisory Agreement may be terminated (i) by SBFM at any time without penalty, upon written notice to the investment adviser and the Portfolio, (ii) at any time without penalty by the Portfolio, upon the vote of a majority of the Trust's Trustees or by vote of the majority of the Portfolio's outstanding voting securities, upon written notice to SBFM, the investment adviser and the Portfolio or (iii) by the investment adviser at any time without penalty, upon sixty days' written notice to SBFM and the Portfolio. The Management Agreement and Advisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act).

   As noted in the prospectus, subject to the supervision and direction of the manager and, ultimately, the Board of Trustees, each investment adviser manages the securities held by that portion of the Portfolio it advises in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

   Subject to the supervision and direction of the Board of Trustees, the manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective investment advisers for the Portfolio and thereafter monitoring investment advisers' performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with investment advisers. In evaluating prospective investment advisers, the manager considers, among other factors, each investment adviser's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy, personnel facilities and financial strength; and quality of service and client communications. The manager has responsibility for communicating performance expectations and evaluations to investment advisers and ultimately recommending to the Board of Trustees whether investment advisers' contracts should be renewed, modified or terminated. The manager provides written reports to the Board of Trustees regarding the results of its evaluations and monitoring functions. The manager is also responsible for conducting all operations of the Trust except those operations contracted to the investment adviser, custodian, transfer agent or administrator.

   Investors should be aware that the manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular investment advisers. However, the manager's decisions, including the identity of the investment adviser and the specific amount of the manager's compensation to be paid to the investment adviser are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Independent Trustees who are not affiliated with the manager or any of its affiliates.

   Investors should also be aware that through Citigroup Global Markets Advisory Services The Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the portfolios of the Trust recommended for the participant's investments. At the same time, The Consulting Group serves as the Trust's manager with responsibility for identifying, retaining, supervising and compensating each portfolio's investment adviser and receives a fee from each portfolio of the Trust. The portion of such fee that is retained by the manager varies based on the portfolio involved. Consequently, The Consulting Group, when making asset allocation recommendations for participants in Citigroup Global Markets Advisory Services, may be presented with a conflict of interest as to the specific portfolios of the Trust recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

   The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act that would otherwise require the manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with investment advisers. The Exemption provides that, among other things: (1) the manager will select, monitor, evaluate and allocate assets to the investment adviser and ensure that the investment advisers comply with the Portfolio's investment objective, policies and restrictions; (2) shares of the Portfolio relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new investment adviser and its investment advisory contract within 90 days of the engagement of a new investment adviser; (4) the Trust will disclose in its prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the Independent Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the manager still require shareholder approval.

Proxy Voting Policies

   Although individual Trustees may not agree with particular policies or votes by the Portfolio's manager, the Board has approved delegating proxy voting discretion to the manager and investment advisers believing that they should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix B is the summary of the guidelines and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Portfolio uses when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the manager or any affiliated person of the Trust or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Portfolio's investment objectives.

   The proxy voting policies of the investment advisers, or summaries thereof, are also found in Appendix B.

   Effective August 31, 2004, information on how the Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available without charge, upon request, by calling 1-800-451-2010, and on the SEC's website at http://www.sec.gov.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Portfolio, SBFM, the manager, the investment advisers and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the Code of Ethics of the Portfolio, its manager and distributor are on file with the SEC.

Counsel and Independent Registered Public Accounting Firm

   Willkie Farr & Gallagher LLP serves as counsel to the Trust. Stroock & Stroock & Lavan LLP serves as counsel to the Independent Trustees.

   KPMG LLP has been selected to serve as the independent registered public accounting firm of the Trust and has rendered an opinion on the Trust's most recent financial statements for the year ending March 31, 2004.

Organization of the Trust

   The Trust has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement").

   In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. Citicorp Trust Bank, fsb, the Trust's transfer agent, maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreements, in which case shareholders vote by portfolio.

   Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                              PURCHASE OF SHARES

   Purchases of shares of the Portfolio through an advisory service must be made through a brokerage account maintained with CGM. Payment for Portfolio shares must be made by check directly to CGM or to a broker that clears securities transactions through CGM. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

   Shares of the Portfolio are available to participants in advisory services and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad of choices available. Advisory services generally provide investment advice in connection with investments among the portfolios of the Trust by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the portfolios that conform to those tolerances and objectives in a written recommendation; and providing on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser. Shares of the Portfolio may be sold to clients of CGM or its affiliates that are not participants in an Advisory Service.

   The TRAK(R) Personalized Investment Advisory Service ("TRAK") sponsored by CGM is one such advisory service. Under the TRAK program The Consulting Group in its capacity as investment adviser to participants in TRAK generally directly provides to investors asset allocation recommendations and related services with respect to the portfolios based on an evaluation of an investor's investment objective and risk tolerances. Shares of a portfolio are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge. The Consulting Group is paid directly by the investors purchasing portfolio shares based on the recommendation of investment advisers other than The Consulting Group. Those investors who contract with The Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

                             REDEMPTION OF SHARES

   Detailed information on how to redeem shares of the Portfolio is included in the prospectus. The right of redemption of shares of the Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of the Portfolio's shareholders.

                              REDEMPTIONS IN KIND

   If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

                                NET ASSET VALUE

   The Portfolio's net asset value per share is calculated by SBFM on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by the Portfolio may nevertheless be actively traded and the value of the Portfolio's shares could be significantly affected.

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

   Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating the Portfolio's net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to the Portfolio or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. A security that is listed or traded on more than one exchange is valued for purposes of calculating the Portfolio's net asset value at the quotation on the exchange determined to be the primary market for the security. Debt securities of U.S. issuers (other than U.S. Government securities and short-term investments) are valued by SBFM after consultation with an independent pricing service. When, in the judgment of the pricing service, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at fair value as determined by the pricing service. The procedures of the pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees. An option that is written by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

   All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by a recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies, SBFM may consult with an independent pricing service retained by the Trust.

   The valuation of the securities held by the Portfolio in U.S. dollar-denominated securities with less than 60 days to maturity are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Portfolio would receive if it sold the instrument.

                                     TAXES

   The following is a summary of certain material federal income tax considerations regarding the purchase, ownership and disposition of shares of the Portfolio by U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolio. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

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The Portfolio and Its Investments

   The Portfolio intends to continue to qualify in each year as a separate "regulated investment company" under the Code. To so qualify, the Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year,
(i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the Portfolio will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   The Portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital and, if capital, the extent to which they are long-term or short-

term), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding the federal income taxes that are referred to above, as well as an additional 4% federal excise tax. The Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

   The Portfolio's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.

   The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or "appreciated financial positions" or
(2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Portfolio's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

   As a general rule, the Portfolio's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be recharacterized as ordinary income or losses, as described below.

   The Portfolio is permitted to carry forward any unused capital losses to be utilized to offset its capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) required to be distributed to shareholders for those years.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Portfolio will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to deductions or credits for such withholding taxes on their own tax returns. Foreign taxes paid by the Portfolio will reduce the return from the Portfolio's investments.

   If the Portfolio acquires an equity interest (including a depositary receipt for shares of stock) in certain foreign investment entities, referred to as "passive foreign investment companies" ("PFICs"), the Portfolio itself

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

may be subject to federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such PFIC or gain from the disposition of its equity interest in such PFIC, even if the distribution or gain is distributed by the Portfolio to its shareholders. If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund," in lieu of the treatment described above, the Portfolio would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements referred to above, the Portfolio's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not actually received by the Portfolio. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of the PFIC rules.

   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by the Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   The Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that the Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. All other dividends of the Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Special rules apply, however to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividends; or
(ii) the portion of the regular dividends paid by the Portfolio to an individual in a particular taxable year that is attributable to qualified dividends received by the Portfolio in that taxable year if such qualified dividends account for less than 95% of the Portfolio's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividends" generally means dividends received by the Portfolio after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividends do not include any dividends received from tax exempt corporations. Also, dividends received by the Portfolio from a real estate investment trust or another regulated investment company generally are qualified dividends only to the extent the dividend distributions are made out of qualified dividends received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividends.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend.

   An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of the Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for federal

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

income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Regular dividends paid by the Portfolio that are attributable to certain dividends received by the Portfolio from U.S. corporations may qualify for the federal dividends-received deduction for corporations. The portion of the dividends received from the Portfolio that qualifies for the dividends-received deduction for corporations will be reduced to the extent that the Portfolio holds dividend-paying stock for less than 46 days (91 days for certain preferred stocks). The Portfolio's holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which the Portfolio has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if the Portfolio diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to dividends paid on Portfolio shares for which a corporate shareholder satisfies the same holding period rules applicable to the Portfolio, and the deduction is subject to limitations on debt financing at both the Portfolio and shareholder levels. Receipt of dividends that qualify for the dividends-received deduction may increase a corporate shareholder's liability, if any, for alternative minimum tax. Such a shareholder should also consult its tax adviser regarding the possibility that its federal tax basis in its Portfolio shares may be reduced by the receipt of "extraordinary dividends" from the Portfolio, and to the extent such basis would be reduced below zero, current recognition of income would be required.

   If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to the stock, these dividends will be included in the Portfolio's gross income as of the later of (i) the date the stock became ex-dividend with respect to the dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired the stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Investors considering buying shares of the Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that even if the net asset value of the Portfolio's shares is reduced below the investor's cost as a result of the distribution, the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment even though it may represent a return of invested capital.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge

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

will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Notices. Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of the Portfolio's prior taxable year as to the federal income tax status of the Portfolio during the Portfolio's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions and the possible availability of an exemption for dividends paid by a Portfolio attributable to interest the Portfolio earns from U.S. Government obligations.

   Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a "backup withholding" tax with respect to (i) Portfolio dividends and distributions and (ii) the proceeds of any redemptions of Portfolio shares. An individual's taxpayer identification number is his or her social security number. The "backup withholding" tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Distributions to nonresident aliens and foreign entities may be subject to different tax rules, including other possible withholding taxes.

   The foregoing is only a summary of certain material federal income tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

                                  DISTRIBUTOR

   CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Portfolio's distributor on a best efforts basis pursuant to a written agreement dated June 5, 2000, which was approved by the Trustees.

               CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT

   State Street Bank & Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, MA 02110, serves as the custodian for the Portfolio. The assets of the Portfolio are held under bank custodianship in accordance with the 1940 Act. Under its custody agreement with the Trust, State Street Bank is authorized to establish separate accounts for foreign securities owned by the Portfolio to be held with foreign branches of U.S. banks as well as certain foreign banks and securities depositories as sub-custodians of assets owned by the Portfolio. For its custody services, State Street Bank receives monthly fees charged to the Portfolio based upon the month-end, aggregate net asset value of the Portfolio plus certain charges for securities transactions. State Street Bank is also reimbursed by the Portfolio for out-of-pocket expenses, including the costs of any foreign and domestic sub-custodians.

   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the Portfolio's transfer and dividend-paying agent ("Transfer Agent"). Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio, distributes dividends and distributions payable by the Portfolio and produces statements with respect to account activity for the Portfolio and its shareholders. For these services, the Transfer Agent receives fees from the Portfolio computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the Portfolio during the month and is reimbursed for out-of-pocket expenses.

   PFPC Inc., located at P.O. Box 9699, Providence, RI 02940-9699, serves as the Portfolio's sub-transfer agent. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio and distributes dividends and distributions payable by the Portfolio. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Portfolio during the month, and is reimbursed for out-of-pocket expenses.

                             FINANCIAL STATEMENTS

   The Portfolio's Annual Report for the fiscal year ended March 31, 2004 is incorporated herein by reference in its entirety. The Annual Report was filed on June 7, 2004, Accession Number 0001193125-04-099615.

                     APPENDIX--RATINGS OF DEBT OBLIGATIONS

                             BOND AND NOTE RATINGS

Moody's Investors Services, Inc.

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Con (..)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The Standard & Poor's Division of the McGraw Hill Companies, Inc. ("Standard & Poor's")

   AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group ("S&P"). Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

   NR--Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                           COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   Issuers rated "Prime-l" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                  APPENDIX B

                 PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

                  Concerning Citigroup Asset Management (CAM)
                     Proxy Voting Policies and Procedures

   The Board of Trustees of the Trust has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                 FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC

                              PROXY VOTING POLICY

   For those clients for whom Freeman Associates Investment Management LLC ("Freeman Associates") has undertaken to vote proxies, Freeman Associates retains the final authority and responsibility for such voting. In addition to voting proxies for such clients, Freeman Associates:

      1) provides the client with this written proxy voting policy--which may be updated and supplemented from time to time;

      2) applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting (including the preparation of exception reports when proxies are voted other than within the written policy);

      3) documents the reasons for voting, including exceptions;

      4) keeps records of such proxy voting available for inspection by the client or governmental agencies--to determine whether the votes were consistent with policy and to determine whether all proxies were voted; and

      5) monitors such voting for any potential conflicts of interest and maintains systems to deal with them appropriately.

   In order to facilitate this proxy voting process, Freeman Associates has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area to assist in the due diligence process and record keeping related to making appropriate proxy voting decisions related to your account.

Proxy Information Center ("PIC")

   PIC is a division of Institutional Shareholder Services ("ISS"), an independent investment advisor, that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. These services, provided to Freeman Associates, include in-depth research, analysis, and voting recommendations as well as reporting, auditing, and consulting assistance for the handling of proxy voting responsibilities and corporate governance related efforts. ISS also provides Freeman Associates with reports that reflect proxy voting activities for Freeman Associates' client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Voting Policy and Getting the Job Done

   The current version of the Employee Retirement Income Security Act, or ERISA, was passed in 1986. Under ERISA, the tenets under which pension fund assets can be managed and invested were prescribed. The Act provided that assets managed on behalf of pension plans' beneficiaries must be invested
". . . solely in the best interest of the beneficiaries . . ." of the plan. Another ERISA requirement is that such assets be managed with "care, skill, prudence and diligence. . . ." Interpretations of ERISA are developed by the US Department of Labor. The duties thus created, of loyalty and prudence, apply to the management of plan assets, including proxy voting activities.

   The Department of Labor has made it clear that voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, it has also been made clear that company-specific analysis must be performed and that automatic voting procedures are not appropriate or acceptable. Distinctly identifying issues on company ballots and having a method to track recurring and non-routine issues is an important part of the process.

   The process of maintaining records first involves a coding of every company proxy ballot voted during the year. Coding is the unique identification of each issue on the ballots of companies to be voted. ISS uses a proprietary coding system of over 500 individually identified issues which have been voted on client ballots over time.

   A coding system must provide for a narrow enough identification of each issue that the issue can be similarly treated where appropriate, i.e., applying consistent voting policy application from company to company. A coding system that is sufficiently detailed will allow for comparison of "apples to apples." An apples to apples comparison allows for analysis of voting policy application to identify if there is a problem with consistency in voting. A consistency audit can automatically be run at the end of various time periods if the coding system was appropriately structured and adhered to over time. Every ballot item will be identified as to source of initiative by the presence of an "M" or "S" at the beginning of the code. All "M" codes are issues place on the ballots by company management. All "S" codes are shareholder proposal initiatives.

   There are six major types or categories of issues identified as management sponsored issues and eight major categories of shareholder issues, as listed below.

                            MAJOR CODING CATEGORIES

Management Proposal Categories

                      M0100    ROUTINE/BUSINESS ISSUES--MGMT

                      M0200    DIRECTORS' RELATED--MGMT

                      M0300    CAPITALIZATION RELATED--MGMT

                      M0400    REORGANIZATION/MERGER--MGMT

                      M0500    NON-SALARY COMPENSATION
                               RELATED--MGMT

                      M0600    ANTI-TAKEOVER RELATED--MGMT

Shareholder Proposal Categories

                       S0100    ROUTINE/BUSINESS ISSUES--SH

                       S0200    DIRECTORS' RELATED--SH

                       S0300    CORPORATE GOVERNANCE
                                RELATED--SH

                       S0400    SOCIAL/HUMAN RIGHTS
                                RELATED--SH

                       S0500    COMPENSATION RELATED--SH

                       S0600    GENERAL ECONOMIC ISSUES--SH

                       S0700    HEALTH/ENVIRONMENTAL
                                ISSUES--SH

                       S0800    OTHER/MISCELLANEOUS

   Under each of the fourteen categories listed above, there are a series of specific codes which identify the detailed issues which fall into each category. This categorizing and coding of each ballot issue is then used as the basis for developing ERISA based voting policies by identifying voting criteria and positions for each code.

   It is important to remember that company by company analysis is required, thus all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. Certain issues will be considered routine if, after review of the company, there is nothing related to that company that would call for the issue to be handled differently. In other words, proxy voting guidelines are just that, guidelines. When company specifics are overlaid, every proxy voting decision becomes a case by case decision.

   Finally, ERISA requires that fiduciaries make decisions taking into consideration two standards, the duty of prudence and the duty of loyalty. The duty of prudence requires that decisions be made based on economic or financial criteria when present. The duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making the proxy voting decision, two overriding considerations are in effect: The economic impact and best interest impact of a vote if it passes or does not, as the case may be.

   Keeping in mind the concept that no issue is considered "routine", outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., a company specific reason for voting differently.

Management Proposals:

   I. When voting on ballot items which are fairly common management sponsored initiatives, certain items are generally, although not always, voted in support of management.

  .  "Normal" elections of directors

  .  Approval of auditors/CPA

  .  Directors' liability and indemnification

  .  General updating/corrective amendments to charter

  .  Elimination of cumulative voting

  .  Elimination of preemptive rights

   II. When voting items which have a potential substantive financial or best interest impact, certain items are generally, although not always, voted in support of management.

  . Capitalization changes which eliminate other classes of stock and differential voting rights

  . Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization

  .  Stock purchase plans with an exercise price of not less than 85% FMV

  .  Stock option plans that are incentive based and not excessive

  .  Other stock based plans which are appropriately structured

  .  Reductions in supermajority vote requirements

  .  Adoption of Anti-greenmail provisions

   III. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of management.

  . Capitalization changes which add classes of stock which are "blank check" in nature or that dilute the voting interests of existing shareholders

  . Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interests of existing shareholders

  . Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers

  . Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions

  .  Classified boards of directors

  . Reincorporation into a state which has more stringent Anti-takeover and related provisions

  . Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

  .  Excessive compensation or non-salary compensation related proposals

  . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

  . "Other business as properly comes before the meeting" proposals which give a "blank check" to those acting as proxy

Shareholder Proposals:

   Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact. If no such relationship is found PIC makes a recommendation to Freeman Associates that such issues be voted against.

   I. When voting shareholder proposals, in general, initiatives related to the following items are supported:

  .  Auditors should attend the annual meeting of shareholders

  .  Election of the board on an annual basis

  .  Establishing audit, nominating, or compensation committees

  .  Bylaw or charter amendments to be made only with shareholder approval

  .  Submit shareholder rights plan poison pill to vote or redeem

  .  Confidential voting

  . Expanded reporting of financial or compensation related information within reason

  .  Undo various Anti-takeover related provisions

  .  Reduction or elimination of supermajority vote requirements

  .  Anti-greenmail provisions

  .  Opting-out of state business combination provisions

   II. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

  .  Limiting tenure of directors

  . Requiring directors to own large amounts of stock before being eligible to be elected

  .  Restoring cumulative voting in the election of directors

  . Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

  . Restrictions related to social, political, or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact

  .  Proposals which require inappropriate endorsements or corporate actions

                                   FRANKLIN
                           PORTFOLIO ASSOCIATES LLC,
                                a subsidiary of
                         MELLON FINANCIAL CORPORATION

                              PROXY VOTING POLICY
                                (Approved 6/03)

   1. Scope of Policy--This Proxy Voting Policy has been adopted by Mellon Financial Corporation ("Mellon"), the investment advisory subsidiaries of Mellon (the "Subsidiaries") and the investment companies advised by the Subsidiaries (the "Funds").

   2. Stock Ownership Rights as Assets--We recognize that rights inherent in stock ownership, including the right to vote proxies, are assets, just as the economic investment represented by the shares themselves is an asset. We will manage such ancillary ownership rights with the same level of care, skill, prudence, and diligence as we manage the economic investment. With regard to voting proxies of foreign companies, we weigh the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

   3. Exclusive Benefit of Beneficiaries--We recognize that stock ownership rights must be exercised for the exclusive benefit of pension and other employee benefit plan participants, shareholders of the Funds, or other beneficiaries of fiduciary accounts for whom the stock is held. In voting proxies, we will act solely in the best financial and economic interest of the applicable client.

   4. Long-Term Perspective--We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

   5. Limited Role of Shareholders--We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will monitor actions which limit shareholder control and could affect shareholder values.

   6. Anti-takeover Proposals--We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

   7. "Social" Issues--On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed.

   8. Proxy Voting Process--Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the guidelines will be referred to the Mellon Proxy Policy Committee (the "Committee") for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to reflect action taken in the best interests of such account's beneficial owners.

   9. Material Conflicts of Interest--We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

   10. Securities Lending--We balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

   11. Recordkeeping--We will keep, or cause our agents to keep, the records for each voting proposal required by law.

   12. Disclosure--We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                       DOMESTIC PROXY VOTING GUIDELINES
                                (Revised 2/02)

   The following are general guidelines used in voting proxies. However, it should be noted that many items are considered on a case-by-case basis in light of the particular circumstances which may alter the application of the general guidelines. Guidelines are reviewed and amended from time to time at the discretion of the Proxy Policy Committee ("PPC")

Issue                                 Mellon Policy (See Guideline Key)       Considerations for Case-by-Case Analysis
-----                                 --------------------------------------- --------------------------------------------
Board of Directors/Election-Regular   Guideline A, but refer to PPC if 30%    1) Company's record;                         1.
                                      or more of board is being changed.      2) Pay/performance rankings;
(Revised 3/96)                                                                3) Retirement benefits for directors;
                                      If nominee has disclosure of the        4) Anti-takeover activities;
                                      following:                              5) Voting attendance;
                                      . SEC reporting omission, such as       6) Stock ownership; and
                                        Forms 4 and 5, For                    7) Interlocks.
                                      . SEC or grand jury investigation
                                        only, For
                                      . Settled without admitting or
                                        denying fault and fines under
                                        $200,000, For. With fines
                                        $200,000 and above, refer to PPC
                                      . Indictment on criminal charges,
                                        refer to PPC
                                      . Adjudication of guilt on criminal
                                        charges, Withhold
                                      . Violation of SEC or CFTC rules
                                        and fines imposed or enforcement
                                        action taken, such as suspension or
                                        bar, Withhold

Board of Directors/Election-Contested Refer to PPC.                           Above, plus:                                 2.
                                                                              1) Specificity of and likelihood of
                                                                                 challenger achieving stated goals; and
                                                                              2) Possible profit disgorgement or loss of
                                                                                 voting power effect of anti-takeover
                                                                                 statutes (e.g., PA and OH)
                                                                              3) Board representation sought relative to
                                                                                 share ownership

Board of Directors/Classified Board   Against                                                                              3.

(Revised 4/94)

Board of Directors/Cumulative Voting  Against                                                                              4.

Board of Directors/Director Incentive Guideline A, but refer to Proxy         1) Dilution                                  5.
Compensation                          Policy Committee if 1) not limited to   2) Amount of existing shares owned;
                                      outside directors or 2) aggregate       3) Plans contain change of control
                                      outstanding options to all persons         provisions
                                      could result in 10% or greater
                                      dilution


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue                                        Mellon Policy (See Guideline Key)
-----                                        --------------------------------------
Board of Directors/Indemnity and Liability   Guideline A
Protection

Board of Directors/Shareholder Vote on       For if group holds 5% of outstanding
Nominees ("Equal Access")                    shares; otherwise Against

(Revised 4\94)

Board of Directors/Majority Outsider         Guideline A
Composition

Board of Directors/Timing for submitting     Vote For Advance Notice of 90 days
Nominees                                     or less. Against if greater than 90
                                             days.
(Revised 2/98)

Board of Directors/Limits on Ability of      Vote Against if proposal removes
Shareholders to Alter Size                   shareholder right to vote.

(Revised 2/98)

Board of Director/Set Number or Range        For Boards of up to 15 members vote
                                             For a 50% increase or decrease from
(Revised 2/98)                               existing number of directors. Vote
                                             Against if the increase or decrease is
                                             greater than 50%.

                                             For Boards of more than 15
                                             members, refer to PPC.

                                             If discretion is with the Board to set
                                             the number from time to time, vote
                                             Against.

Board of Directors/Supermajority Vote to     Against
Remove Directors

(Revised 2/16/95)

Board of Directors/Stock Ownership           Guideline A
Requirements for Directors

Board of Directors/Limits on Terms of        Guideline A
Office

Board of Directors/Adjourn meeting           Against

(Revised 2/19/99)

Corporate Governance/Mergers,                Refer to PPC (1) if contested. If no
Reorganization, Sale of Company Assets, etc. fairness opinion was rendered and outside proxy advisor recommends
(Revised 4/9/99)                             against, Against. Otherwise
                                             Guideline A.

                                             Bankruptcy Reorganization Plans
                                             Vote to approve plan unless
                                             committee representing same class of
                                             stockholders disapproves.

Mellon Policy (See Guideline Key)      Considerations for Case-by-Case Analysis
-------------------------------------- -----------------------------------------------
Guideline A                                 6.


For if group holds 5% of outstanding        7.
shares; otherwise Against



Guideline A                                 8.


Vote For Advance Notice of 90 days          9.
or less. Against if greater than 90
days.


Vote Against if proposal removes           10.
shareholder right to vote.



For Boards of up to 15 members vote    For example, if the Board range is 7-10 and     11.
For a 50% increase or decrease from    there are 8 directors, the range could increase
existing number of directors. Vote     to a maximum of 12. Similarly if there are 8
Against if the increase or decrease is directors, then the number could increase to
greater than 50%.                      12.

For Boards of more than 15
members, refer to PPC.

If discretion is with the Board to set
the number from time to time, vote
Against.

Against                                    12.




Guideline A                                13.


Guideline A                                14.


Against                                    15.



Refer to PPC (1) if contested. If no       16.
fairness opinion was rendered and
outside proxy advisor recommends
against, Against. Otherwise
Guideline A.

Bankruptcy Reorganization Plans
Vote to approve plan unless
committee representing same class of
stockholders disapproves.


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue                                       Mellon Policy (See Guideline Key)       Considerations for Case-by-Case Analysis
-----                                       --------------------------------------- ----------------------------------------
Corporate Governance/Reorganize into        Guideline A if shareholders maintain                                             17.
Holding Company and Subsidiaries            same control and reorganization is
                                            for greater flexibility in regulated
(Revised 2/98)                              industry e.g., bank holding company
                                            or utility holding company;
                                            otherwise, refer to PPC.
                                            If contested, refer to PPC.

Corporate Governance/Shareholder            Guideline A                                                                      18.
Advisory Committees

Corporate Governance/Approval of Auditors   Guideline A                                                                      19.

Corporate Governance/Common Stock           For Request to fund increase of share                                            20.
Authorization for qualified 401k plan       issuance of company stock instead of
                                            cash for contribution to qualified
(Added 10/00)                               401(k) plan.

Corporate Governance/Common Stock           For (1) if increase is not more than                                             21.
Authorization (Including Restricted Shares) 100% of total of outstanding stock and reserved stock. For (2) if
(Revised 6/99)                              increase is more than 100% of total of
                                            outstanding stock and reserved stock
                                            and particular business purpose other
                                            than "general business purposes" is
                                            articulated. Otherwise, Against.

                                            For reduction in authorization.

Corporate Governance/Preferred Stock        For if there is a fairness opinion and                                           22.
Authorization                               outside proxy advisor recommends
                                            For. Vote Against if voting power of
(Revised 6/99)                              new stock is unspecified or greater
                                            than common stock voting power.
                                            Follow Guideline B if voting rights
                                            are specified to be equal to or less
                                            than common stock. Refer to PPC if
                                            management articulates specific
                                            purpose for new stock, even if voting
                                            rights are unspecified or greater than
                                            that for common stock.

Corporate Governance/Elimination of         For                                                                              23.
Unissued Blank Check Preferred Stock or
Class of Common Stock with Voting Rights
Greater Than or Equal To Class Held.

(2/19/99)

Corporate Governance/Stock Split            Stock split for increasing liquidity or                                          24.
(Revised 2/19/99)                           to adjust for substantial increase in
                                            stock price, For.

                                            Reverse stock split where purpose is
                                            to maintain minimum stock exchange
                                            listing requirement, For.

                                            Decrease in common stock
                                            following reverse stock split, For.


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue                                           Mellon Policy (See Guideline Key)     Considerations for Case-by-Case Analysis
-----                                           ------------------------------------- ----------------------------------------
Corporate Governance/Amend or Approve           Vote in accordance with
Conversion of Securities                        recommendation of outside proxy
                                                advisor if outside proxy advisor is
(2/19/99)                                       For; otherwise, refer to PPC.

Corporate Governance/Disclosure and             Guideline A
Reporting Requests (e.g., minority hiring;
defense contracting)
(Revised 2/19/99)

Corporate Governance/Fair Price Provisions      Guideline B, but also refer to PPC if
(e.g., fair price must be paid for all shares   approval is determined by more than
unless specified % of directors or shareholders a simple majority of continuing
approve proposed merger)                        directors or if formula results in a
                                                price which would preclude mergers.

Corporate Governance/Anti-Greenmail             For
Proposals

Corporate Governance/Poison Pill                For proposals to submit to            Sunset provisions, company performance,
                                                shareholder vote. Refer all others to additional takeover protections
(Revised 2/19/99)                               PPC.

Corporate Governance/Pre-emptive Rights         Against proposals to create rights or
                                                lessen limitations on rights.

                                                For proposals to remove or lessen
                                                rights.

Corporate Governance/Appraisal                  Guideline A
Rights for Dissenters

Corporate Governance/Shareholder                Against limits on simple majority's
Right to Call Special Meeting                   ability to call.

Shareholder Ability to Act by                   Against limiting shareholder right to
Written Consent                                 act by written consent

Corporate Governance/Stakeholder                Refer to PPC.
Provisions (e.g., consideration of
constituencies other than shareholders)

Corporate Governance/Reincorporation--          Guideline A if reincorporating in
                                                state where principal place of
(Revised 8/93)                                  business is located and not bundled.

(Revised 10/98)                                 Guideline A if reincorporating in
                                                Delaware but refer to PPC if bundled
                                                with anti-takeover proposals.

                                                Guide A if analysis provides
                                                sufficient justification.

                                                All others: Refer to PPC.

Corporate Governance/ Supermajority Votes       Guideline B if % within acceptable    51%--66 2/3% acceptable
to Amend Governing Documents                    range; otherwise, refer to PPC.

Mellon Policy (See Guideline Key)
-------------------------------------
Vote in accordance with               25.
recommendation of outside proxy
advisor if outside proxy advisor is
For; otherwise, refer to PPC.

Guideline A                           26.




Guideline B, but also refer to PPC if 27.
approval is determined by more than
a simple majority of continuing
directors or if formula results in a
price which would preclude mergers.

For                                   28.


For proposals to submit to            29.
shareholder vote. Refer all others to
PPC.

Against proposals to create rights or 30.
lessen limitations on rights.

For proposals to remove or lessen
rights.

Guideline A                           31.


Against limits on simple majority's   32.
ability to call.

Against limiting shareholder right to
act by written consent

Refer to PPC.                         33.



Guideline A if reincorporating in     34.
state where principal place of
business is located and not bundled.

Guideline A if reincorporating in
Delaware but refer to PPC if bundled
with anti-takeover proposals.

Guide A if analysis provides
sufficient justification.

All others: Refer to PPC.

Guideline B if % within acceptable    35.
range; otherwise, refer to PPC.


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue                                      Mellon Policy (See Guideline Key)    Considerations for Case-by-Case Analysis
-----                                      ------------------------------------ ----------------------------------------
Corporate Governance/Super majority        Guideline B if % within acceptable    51%--66 2/3% acceptable                 36.
Approval of Mergers                        range; otherwise, refer to PPC.

Corporate Governance/Proposals for         Refer to PPC.                         % of outstanding shares to be placed,   37.
Obtaining Shareholder Approval of Targeted                                       economic benefits, strategic benefits
Share Placements

Corporate Governance/Unequal               Refer to PPC.                                                                 38.
Voting Rights for Shares

Corporate Governance/Approval of           Refer to PPC.                                                                 39.
Transactions between Corporation and
Directors, Shareholders or Officers

Corporate Governance/Annual Meeting        Guideline A                                                                   40.
Time and Place

Corporate Governance/Name Change           Guideline A                                                                   41.

Corporate Governance/Take action to permit Guideline A                                                                   42.
REITs to be listed on stock exchange

(Revised 10/98)

Corporate Governance/Take action           Guideline A                                                                   43.
to preserve REIT status

(Revised 2/19/99)

Proxy System/Treatment of Abstention Vote  For such treatment.                                                           44.
as Votes "Cast"

Proxy System/Electronic Voting             For permitting electronic voting      .                                       45.
                                           which is not bundled with any
(Added 10/00)                              other requests.

Proxy System/Confidential Voting-          For. Allow exception to confidential  .                                       46.
Independent Inspectors                     voting if dissident groups will not
                                           comply, to level the playing field.
(Revised 4/94)

Executive Compensation/Incentive Plans     Utilize shareholder value transfer    .                                       47.
                                           model.
(Revised 4/9/99)
                                           Against proposals that permit or are
                                           silent on repricing of stock options
                                           without shareholder approval.
                                           Against proposals permitting
                                           replacing of stock options without
                                           shareholder approval.

Employee Stock Purchase Plan               For if discount is 15% or less;                                               48.
                                           otherwise to PPC.
(Revised 2/98)

Executive Compensation/Restricted Stock    Utilize shareholder value transfer                                            49.
Plans                                      model.

(Effective 3/96)


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue

Issue                                          Mellon Policy (See Guideline Key)        Considerations for Case-by-Case Analysis
-----                                          ---------------------------------------- ----------------------------------------
Executive Compensation/Proposals to submit     Guideline A, but refer to PPC for
ESOPs to Shareholder Vote                      assessment of possible conflicts of
                                               interest where Mellon is or will be
                                               Trustee on any stock plan for
                                               company.

Executive Compensation/Proposals to submit     Refer to PPC.
Tin Parachutes (larger class of employees
covered than with golden parachutes) to
Shareholder Vote

(Revised 3/96)

Executive Compensation/Other                   Guideline C                                           Industry norms
Compensation Issues (e.g., salary levels,
retirement benefits)

Executive Compensation/Loans                   For proposals where interest rate is in
                                               line with IRS rate or other prevailing
(Added 10/00)                                  market rate of interest, i.e., prime +1,
                                               T-bill, Libor, otherwise refer to PPC

Mutual Funds                                   Guidelines moved to separate
                                               document.
(Revised 3/26/99)

Social Issues/South Africa (e.g., withdrawal,  Guideline D                                           .
Sullivan principles, sales to South Africa,
bank loan restrictions)

Social Issues/Northern Ireland (e.g.,          Guideline D
MacBride principles and reports on operations
in N.I.)

Social Issues/Environment/CERES Principles     Guideline D

(Revised 4/94)

Social Issues/Military (e.g., report on        Guideline D
conversion to civilian activity)

Social Issues/Campaign Finance Reform          Guideline D

Social Issues/Plant Closing Relocation Efforts Guideline D

Social Issues/Bank Lending in Lesser           Guideline D
Developed Countries

Social Issues/Nuclear Waste                    Guideline D

Social Issues/Foreign Policy-Trade with        Guideline D
Communist Countries

Social Issues/Sale of Controversial Products   Guideline D
(e.g., napalm, infant formula)

Social Issues/Genetic Engineering              Guideline D vote with Management
                                               as long as they are compliance with
                                               applicable laws/regulations

Mellon Policy (See Guideline Key)
----------------------------------------
Guideline A, but refer to PPC for        50.
assessment of possible conflicts of
interest where Mellon is or will be
Trustee on any stock plan for
company.

Refer to PPC.                            51.






Guideline C                              52.



For proposals where interest rate is in  53.
line with IRS rate or other prevailing
market rate of interest, i.e., prime +1, T-bill, Libor, otherwise refer to PPC

Guidelines moved to separate             54.
document.


Guideline D                              55.



Guideline D                              56.



Guideline D                              57.



Guideline D                              58.


Guideline D                              59.

Guideline D                              60.

Guideline D                              61.


Guideline D                              62.

Guideline D                              63.


Guideline D                              64.


Guideline D vote with Management         65.
as long as they are compliance with
applicable laws/regulations


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue

Issue                                      Mellon Policy (See Guideline Key) Considerations for Case-by-Case Analysis
-----                                      --------------------------------- -----------------------------------------------
Social Issues/Charitable Contributions               Guideline D                                                             66.

Social Issues/Disclosure of Legal Fees               Guideline D                                                             67.

Shareholder Proposal/Restrict Corporate              Guideline D                                                             68.
Gift Policies

(Revised 4/94)

Shareholder Proposal/Restrict Corporate              Guideline D                                                             69.
Pension Policies

(Revised 4/94)

Shareholder Proposal/Fair Labor Standards            Guideline D                                                             70.

(Revised 2/19/99)

Shareholder Proposal/Submit Golden                   Guideline D                                                             71.
Parachutes to Shareholder Vote

(Revised 5/95)

Shareholder Proposal/Restrict Corporate              Guideline D                                                             72.
Trade Policies

(Revised 4/94)

Shareholder Proposal/Restrict Corporate              Guideline D                                                             73.
Employment Policies

(Revised 4/94)

Shareholder Proposal/Separate Chairman &             Refer to PPC.                                                           74.
CEO

(Revised 4/94)

Shareholder Proposal/Independent                     Refer to PPC.           Definition of Independent                       75.
Nominating Committee or Board

(Revised 2/98)

Shareholder Proposal/Require more than one           Against                 Requiring more than one candidate per board     76.
candidate per board seat                                                     seat politicizes the director election process,
                                                                             reduces the ratio of qualified candidate to
(Added 10/00)                                                                seats available and pre-eliminates otherwise
                                                                             qualified candidate who do not have the
                                                                             time, resources and appetite for a campaign
                                                                             process

Shareholder Proposal/Minority                        Guideline D                                                             77.
Representation on Board

(Revised 2/98)

Shareholder Proposal/Labor Representation            Guideline D                                                             78.
on Board

(Revised 2/98)


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue                                          Mellon Policy (See Guideline Key)     Considerations for Case-by-Case Analysis
-----                                          ------------------------------------- ----------------------------------------
Shareholder Proposal/Executive                 Guideline D                                                                    79.
Compensation or Disclosure

(Revised 2/98)

Shareholder Proposal/Require Shareholder       Vote For                                                                       80.
approval to use existing blank check stock for
antitakeover purposes

(Revised 10/98)

Shareholder Proposal/Tobacco Related           Guideline D                                                                    81.

(2/19/99)

Shareholder Proposal/Sales to Foreign          Guideline D                                                                    82.
Military

(2/19/99)

Shareholder Proposal/Change Ballot             Guideline A if ballot conforms to                                              83.
                                               SEC standard and is similar to format
(Added 3/26/99)                                used by most U.S. companies.

Shareholder Proposal/Sale of Company           If no fairness opinion was rendered                                            84.
Assets                                         and outside proxy advisor
                                               recommends against, Against.
(Added 4/9/99)

Shareholder Proposal/ Require Annual           FOR                                                                            85.
Election of Auditors by Shareholders

(Added 4/9/99)

Other proposals not addressed in guidelines    Refer to PPC.                                                                  86.

(Revised 2/98)

KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

                        SSI INVESTMENT MANAGEMENT INC.

                     STATEMENT OF POLICIES AND PROCEDURES
                           RELATING TO PROXY VOTING

                               Adopted June 2003

   This Statement of Policies and Procedures (this "Statement") sets forth the policies and procedures of SSI Investment Management Inc. (the "Firm") with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

   1.  Certain Definitions

   "Client" means any person (including any Investment Fund) to which or for whom the Firm provides investment advisory services.

   "Discretionary Account" means the investment portfolio of any Client with respect to which that Client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

   "Investment Fund" means any United States or non-United States investment fund or pool of which the Firm serves as general partner, managing member or investment adviser or in a similar capacity.

   "Non-Discretionary Account" means the investment portfolio of any Client with respect to which that Client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

   "Proxy Control Officer" means the Firm's Vice President of Finance and Administration, currently Syed Mehdi, or such other person as the Firm's Board of Directors, Chief Executive Officer or President shall appoint from time to time.

   2. Use of Proxy Voting Service. The Firm has retained the services of Institutional Shareholder Services, Inc. ("ISS"), which provides research and recommendations on proxy voting issues. ISS has authority to vote the proxies for each Discretionary Account, in accordance with the Proxy Voting Policies set forth below.

   3. Discretionary Accounts. The Firm will instruct each custodian for a Discretionary Account to deliver to the ISS all proxy solicitation materials received with respect to that Discretionary Account. The ISS will review the securities held in its Discretionary Accounts on a regular basis to confirm that the ISS receives copies of all proxy solicitation materials concerning such securities.

   The Firm, through ISS, will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Firm has instructed ISS to make all voting decisions on behalf of a Discretionary Account based solely on the determination of the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response. The Proxy Control Officer may designate an appropriate employee of the Firm to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

      (a) Company Information. The Firm, through ISS, will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. ISS evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available.

      (b) Proxy Voting Policies.

          (i) The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

             (1) the proposal has a positive economic effect on shareholder value;

             (2) the proposal poses no threat to existing rights of shareholders;

             (3) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

             (4) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

          (ii) The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

             (1) the proposal has an adverse economic effect on shareholder value;

             (2) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

             (3) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

             (4) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

             (5) the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

          (iii) The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

          (iv) From time to time, ISS provides to the Firm more detailed proxy voting guidelines, in accordance with this section 3(b), the most recent version of which is attached to this Statement and will be followed by ISS when voting proxies.

      (c) Conflicts of Interest. Due to the size and nature of the Firms' operations and the Firm's limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section 3(b). The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, the Firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

      If the Firm determines that the proxy voting policies in section 3(b) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected Client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that Client of the actual or potential conflict of interest and of the Firm's intended response to the proxy request (which response will be in accordance with the policies set forth in section 3(b)), and request that the Client consent to the

   Firm's intended response. With respect to any Investment Fund of which the Firm serves as manager or general partner or in a similar capacity, the Firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors. If the Client (or a majority in interest of the investors in an Investment Fund) consents to the Firm's intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client (or a majority in interest of the investors in an Investment Fund) objects to the Firm's intended response, the Firm will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

      (d) Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of an Investment Fund only if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client's prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with sections 3(b) and (c), unless otherwise directed by the Discretionary Account Client.

      (e) Proxy Vote Summaries. At the request of a Discretionary Account Client or an investor in an Investment Fund (other than an Investment Fund that is registered as an investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "ICA") (such Investment Fund a "Registered Fund"), the Firm will provide that person with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by that person and the action taken by the Firm on each such proxy. With respect to the proxy votes in respect of the portfolio securities a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

          (i) The name of the issuer of the portfolio security;

          (ii) The exchange ticker symbol of the portfolio security;

          (iii) The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

          (iv) The shareholder meeting date;

          (v) A brief identification of the matter voted on;

          (vi) Whether the matter was proposed by the issuer or by a security holder;

          (vii) Whether the registrant cast its vote on the matter;

          (viii) How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

          (ix) Whether the registrant cast its vote for or against management.

   4. Non-Discretionary Accounts. The Firm promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client. The Firm will vote any such proxy as directed by that Client. At a Client's request, the Firm may, but is not obligated to, advise that Client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any Client unless such advice has been approved by the Proxy Control Officer.

   5. Records. The Firm will keep a copy of (a) each proxy statement it receives regarding securities held in Discretionary Accounts, (b) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (c) any document created by the Firm that is material to the Firm's decision on voting a proxy or that describes the basis for that decision, (d) each written request from a Discretionary Account Client or an investor in an Investment Fund (other than a registered Fund) for information about how the Firm votes proxies of that Discretionary Account or Investment Fund, (e) each written response by the Firm to any oral or written request from a Discretionary Account Client or an investor in an Investment Fund other than a Registered Fund for such information and (f) with respect to a Registered Fund the information required by section 4(e) hereof. The Firm may delegate to a third party the duty to keep the records identified in sections 5(a) and (b) if that third party agrees to furnish such records to the Firm and, with respect to any records pertaining to any Registered Fund, to that Registered Fund, promptly on request, and agrees that such records pertaining to the Registered Fund proxy voting are the property of the Firm and that Registered Fund. Each such record will be maintained by the Firm or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm's office (or such third party's office, as the case may be). The Firm or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC's EDGAR system.

                      ISS PROXY VOTING GUIDELINES SUMMARY

   The following is a concise summary of ISS's proxy voting policy guidelines.

1.  AUDITORS

   Vote FOR proposals to ratify auditors, unless any of the following apply:

  . An auditor has a financial interest in or association with the company, and is therefore not independent

  .  Fees for non-audit services are excessive, or

  . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.  BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

   Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

   Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.  SHAREHOLDER RIGHTS

  Shareholder Ability to Act by Written Consent

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

  Shareholder Ability to Call Special Meetings

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

   Vote AGAINST proposals to eliminate cumulative voting.

   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

4.  PROXY CONTESTS

  Voting for Director Nominees in Contested Elections

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

  Reimbursing Proxy Solicitation Expenses

   Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.  POISON PILLS

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.  MERGERS AND CORPORATE RESTRUCTURINGS

   Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.  REINCORPORATION PROPOSALS

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

   Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.  CAPITAL STRUCTURE

  Common Stock Authorization

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

  . It is intended for financing purposes with minimal or no dilution to current shareholders

  . It is not designed to preserve the voting power of an insider or significant shareholder

9.  EXECUTIVE AND DIRECTOR COMPENSATION

   Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

   Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  .  Historic trading patterns

  .  Rationale for the repricing

  .  Value-for-value exchange

  .  Option vesting

  .  Term of the option

  .  Exercise price

  .  Participation

Employee Stock Purchase Plans

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

  .  Purchase price is at least 85 percent of fair market value

  .  Offering period is 27 months or less, and

  .  Potential voting power dilution (VPD) is ten percent or less.

   Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

   Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

   These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

   In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                        CALAMOS ASSET MANAGEMENT, INC.

                     Proxy Voting Policies and Procedures

   Calamos Asset Management, Inc. ("Calamos"), as an investment adviser to clients who have granted it voting discretion, including the Calamos mutual funds and closed-end funds (the "Funds"), has adopted these proxy voting policies and procedures to help satisfy its fiduciary duties relating to proxy voting. Calamos recognizes the importance of maximizing and protecting the interests of its clients through its voting practices and of helping build stronger corporate governance within the companies in which its clients invest. To that end, these policies and procedures seek to further the voting of proxies in the best interests of our clients as investors.

   I.  Establishment and Operation of Proxy Committee

      A. Establishment Calamos pursuant to these policies and procedures has established a Proxy Voting Committee, (the "Committee"), which shall have responsibility for (i) reviewing proxy statements for issuers in which clients and/or the Funds invest; (ii) reviewing of any and all relevant other information provided by the issuer or third parties regarding any proposals; (iii) addressing conflicts of interest; (iv) maintaining appropriate records pursuant to these procedures and SEC rules; and (v) unless otherwise directed by the client, voting proxies in the best interests of the client in terms of the perceived effect of the vote on the value of the client's investment; and (vi) overseeing the voting process.

      B. Composition of the Committee

          1. General

          The Committee shall consist of no more than seven and no less than three members from Calamos. These members must be representatives of Calamos' Portfolio Management and Research Departments, one of which will be the manager of Investment Operations. Each member of the Committee may designate a substitute member from time to time to timely address voting issues in her or his absence.

          2. Other Personnel

          The Committee may consult with other personnel of Calamos and/or third parties as needed to assist it in reaching voting determinations and addressing conflicts of interests.

      C. Meetings

          The Committee shall meet as needed to fulfill its responsibilities hereunder.

      D. Materials for Review at each Meeting and Voting

          1. Subject to the provisions of Section III hereunder, the Committee shall review and consider any and all information deemed relevant and appropriate in connection with making its determinations. Such information shall include, but not be limited to, proxy statements, recommendation by third parties, if any, and other proxy solicitation materials.

          2. The Committee shall delegate the responsibility of preparing meeting materials, maintaining appropriate records and processing proxy votes to the Calamos Corporate Actions Department ("Corporate Actions").

          3. The Committee shall delegate the authority to vote proxies to Portfolio Management, subject to the provisions of Sections II and III hereunder. Where Portfolio Management believes it is necessary to convene a Committee meeting to vote a proxy, the Committee shall vote such proxy subject to the provisions of Sections II and III hereunder. The Committee, however, retains the responsibility to oversee the voting process and shall meet periodically to review such process.

          4. The Committee may delegate or outsource certain activities, such as record retention and voting analysis to third parties as the Committee may determine is reasonable, in its sole discretion.

   II.  Voting Guidelines

      A. General

      The goal of the guidelines is to assist us in voting proxies in a manner that is in the best interests of clients of Calamos as security holders of the companies in which they invest. The guidelines are not exhaustive and do not include all potential voting issues. Accordingly, proxy voting decisions are handled on a case-by-case basis. However, if we believe that a company's management and board have interests sufficiently aligned with the clients' interest, we will generally vote in favor of proposals recommended by the company's board.

      B. Specific Matters Submitted to Shareholders

          1. Corporate Governance and Structure

             a. Board of Directors/Trustees

             Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board compromised of a majority of independent directors. In addition, key board committees should generally be comprised of at least a majority of independent board members. For all other votes regarding boards of directors, we will vote on a case-by-case basis.

             b. Merger, Acquisitions, Reincorporation and Other Transactions

             Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company's assets. Voting on such proposals involves considerations unique to each transaction. Therefore, we will vote on a case-by-case basis on proposals to effect these types of transactions.

             c. Anti-Take Over Measures and Shareholder Voting Rights

             Certain proxy proposals seek to hinder the ability of an outside party to take control or buy a certain percentage of stock of a company without management's or the board's approval. Such proposals include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock, and the creation of a separate class of stock with unequal voting rights. However, some of the proposals may benefit shareholders in certain circumstances. Because of the variety of such proposals and their varied effects on security holders, we will vote on a case-by-case basis on these anti-take over measure proposals.

             d. Capital Structure

             Shareholders of companies are often presented with proposals seeking to change the company's capital structure by authorizing additional stock, repurchasing stock or approving a stock split. Like mergers and acquisitions, there are a variety of transactions that may be presented to shareholders. Accordingly, we will vote on a case-by-case basis involving changes to a company's capital structure.

          2. Executive Compensation and Option Plans

          The interests of a company's management and board of directors should be aligned with the long-term interests of the company's shareholders. Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value. Because the decision to favor or oppose compensation plans are fact intensive and unique, we will vote on a case-by-case basis.

          3. Other Business Matters

          Most proxy statements involve the approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meetings. Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company. Thus, we will generally vote for board-approved proposals seeking to approve such matters.

   III.  Conflicts of Interest

   Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Calamos has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proposal shall disclose that conflict to the Committee and otherwise remove himself or herself from the proxy voting process. The Committee will review each conflict of interest described to it and will consult with the Calamos Legal/Compliance Department to determine if a conflict of interest exists. The Committee will then prepare a Conflicts Report for each such proposal that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

   IV.  Record Retention and Disclosure

      A. Record Retention

      Corporate Actions shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law unless such function is outsourced. Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) CUSIP number; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors);
   (xi) whether the vote was cast for or against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos or a third party needed by the Committee to make a voting determination. The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos unless record retention is outsourced.

      B. Disclosure

      Corporate Actions shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records of the Funds or clients as may be required by applicable law.

   V.  Reports to the Funds' Boards and Non-Investment Company Clients of
Calamos

      Corporate Actions shall provide proxy information to each Board of Trustee of the Funds as such Board may request from time to time.

      For non-investment company clients of Calamos, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client. Such written request along with any written response to such written request or oral client request shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos.

                        CALAMOS ASSET MANAGEMENT, INC.

                      Description of Proxy Voting Process

   The following is a summary of the proxy voting policies and procedures used by Calamos Asset Management, Inc. ("Calamos") to follow in voting proxies relating to securities held by its clients for which it has voting authority.

   To assist us in voting proxies, Calamos has established a Committee comprised of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines:

   In general, if we believe that a company's management and board have interests sufficiently aligned with our client's interest, we will vote in favor of board-approved proposals. More specifically, we seek to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

   Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-take over measures, changes to capital structures, executive compensation plans, etc., that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of our clients in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, we will vote on a case-by-case basis on proposals presenting these transactions.

   Finally, we have established procedures to help us resolve conflicts of interests that might arise when voting proxies for our clients. This procedure provides that the Committee, along with the Calamos Legal Department, will examine conflicts of interests of which we are aware and seek to resolve such conflicts in the best interests of our clients, irrespective of any such conflict.

   Calamos advisory clients may obtain a copy of our Proxy Voting Policies and Procedures or their account's voting record by calling (800) 582-6959 or by writing to us at Calamos Investments, Attn: Client Services, 1111 East Warrenville Road, Naperville, IL 60653.